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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07677

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

8401 Colesville Road, Suite 320 Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management, LLC      8401 Colesville Road        Silver Spring, MD 20910

  (Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059

Date of fiscal year end:         September 30, 2011

Date of reporting period:       September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND
PVALX

THE PROFIT OPPORTUNITY FUND
PROFX

Annual Report

September 30, 2011

PROFIT FUNDS INVESTMENT TRUST
LETTER TO SHAREHOLDERS

Market Overview

While there is no shortage of headwinds in the market, there seems to be a disconnect between stocks and company performance which was exacerbated in the third quarter. The S&P 500 Index was down over 13% in the third quarter even though approximately 75% of S&P 500 Index companies reported earnings that beat consensus expectations. The average year-over-year earnings growth was greater than 16% -- an astounding number given the overall U.S. economy grew at an average of less than 1%.

Upon reading this I’m sure some will say, “Who cares? The market is forward looking and a recession is coming.” I’m not arguing that corporate earnings growth will continue to be robust in the face of a possible global slowdown. After all how much more room is there for margin expansion as 1Q and 2Q 2011 revenue growth amounted to 9.4% and 12% respectively and earnings growth was 19% and 16% respectively? What I am saying is that while macro economics matter, investors buy stocks based on earnings and cash flow streams. At some point investors need to focus on the fundamentals of businesses.

The Profit Fund (“PVLAX”) Fund Performance:

During the fiscal year ended September 30, 2011, PVALX declined 3.77%, while the S&P 500 Index (the “Index”) appreciated 1.14%. The graphic and table below show the historical performance (in percentage terms) of the Profit Fund and the Index over each fiscal year since 2002.

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
The Profit Fund	-17.59%	30.04%	14.28%	9.82%	7.10%	16.92%	-20.12%	-0.29%	9.42%	-3.77%
S&P 500 Index	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%	10.16%	1.14%

PVALX underperformed the Index during the fiscal year 2011 primarily due to positions in the Health Care sector. The Consumer Discretionary and Industrial sectors were also significant detractors. Additionally, our cash position detracted 48bps from our performance. Commentary on notable gainers and losers is delineated below:

Gainers:

•
El Paso Corp. (EP) – EP shares were up 41.49% during the year, adding 86bps to our relative performance. EP investors reacted favorably to the company’s announcement to pursue the development of its Eagle Ford shale asset without a JV partner. The company indicated that it received solid interest from potential partners but decided to ‘go it alone’ because the JV proposals were inferior to the company’s internal development plans. In addition, at the company’s analyst day in May, EP announced that the company would separate the exploration and production (E&P) segment via a tax-free spin-off. The announced break-up will drive increased investor interest in each of the two remaining entities, helping drive significant upside. Utilization of the MLP structure through periodic asset dropdowns and continued positive drilling results should serve as additional catalysts in the coming months.

•
Costco Wholesale, Corp. (COST) – COST shares rose higher as the company reported improving same-store sales above consensus expectations (strong comps despite fears over a consumer pullback). The stock traded off in early September when it was announced that Jim Sinegal will step down as CEO of the company effective January 1, 2013. Craig Jelinek, currently President and COO, will replace Jim as CEO. The change in management was expected and we expect that the new management team will maintain a business-as-usual approach. The stock has since rebounded.

•
Visa, Inc. (V) – V was up 16.3%, contributing 27bps to our relative performance. The Federal Reserve announced an increase in the proposed interchange fee limits and incited the stock’s strong performance. The Federal Reserve announced a surprising retreat from the $0.12 interchange fee limit originally proposed. The most recent recommendation now calls for a $0.21 cap per debit card transaction. While the newest recommendation is still a major decrease from current fees, it is less harsh than the initial $0.12 proposal. The impact of the Durbin Amendment on V is manageable and the cash-rich company has and continues to be undervalued in our opinion.

Losers:

•
Best Buy Co., Inc. (BBY) – BBY was down 29.44% as BBY has tried to counter slowing sales in televisions by shifting its focus to higher-margin mobile phones and connectivity (the Home Office category, which includes mobile phones and computers, constitutes almost 40% of domestic sales). While we believe BBY has the right strategy in pursuing mobile phone sales and deemphasizing its television business, the shift in strategy may take some time to bear fruit and will likely cause the stock to languish over the intermediate term. As a result, we have exited our position in BBY. BBY subtracted 79bps of relative performance.

•
Akamai Technologies, Inc. (AKAM) – AKAM was forced to give large customers favorable pricing when the contracts were renewed as a result of competitive activity. The pricing pressures were negative to earnings expectations for the year. AKAM fell 52.4%, subtracting 52bps of portfolio performance. While the stock was impacted by lower tier competitors gaining traction, Akamai remains the dominate player and a leader in the content delivery network space.

•
Morgan Stanley (MS) - During the September turmoil, some investors considered MS’ disclosures about its European exposures to be spotty and incomplete. There was a blog that speculated on the size of MS’ derivatives exposure relative to its rivals. The concern was that if such instruments aren’t hedged correctly they could lead to a major earnings loss. MS had $1.8 trillion in outstanding derivatives contracts in its commercial banking operations, which, at the time, was more than its capital base. However, when you consider their hedges, the actual net position was a fraction of the $1 trillion+ and quite manageable in our opinion. Nonetheless many investors decided to sell the shares.

•
Citrix Systems, Inc. (CTXS) – Weakness in CTXS shares can be attributed to slowing XenDesktop sales which led to flattish overall margins and back end loaded guidance. Further, general market weakness and worries over an economic slowdown drove investor concerns about reductions in IT spending. (We continue to be believers in desktop virtualization and continue to own CTXS as it provides cloud computing infrastructure.) CTXS fell 20.1%, subtracting 43bps of portfolio performance.

•
AFLAC, Inc. (AFL) – AFL was down nearly 30.8% subtracting 29bps of relative performance. AFL was down over worries that the tsunami in Japan would pressure the company’s earnings by increasing payout expenses and slowing future sales. Since 75% of sales at AFL come from Japan, the natural disaster and resulting nuclear power plant damage was a legitimate cause for concern. However, we believe the market unfairly punished AFL as the company sells supplemental insurance not property and casualty insurance. In 1995 when the Kobe earthquake struck and killed 6,000 people in Japan, there was no material impact on AFL’s financial results.

PVLAX Purchases and Sales:

Purchases:

•
General Electric Co. (GE) - We added GE in August after they reported better than expected order trends combined with improving GE Capital metrics which caused us to anticipate continued strong earnings growth. Much of the company’s outlook focused on capitalizing on a resurgent end market for energy equipment and services, a looming rebuild cycle for jet engines, and significant progress at GE Capital where the recovery continues to progress ahead of expectation. We think this represents a pathway to meaningful industrial top line growth in 2012.

•
International Business Machines Corp. (IBM) – The absence of IBM in our portfolio detracted from our performance. We began acquiring shares at what we believed were opportunistic levels. We believe the company’s revenue growth is resilient even in an economic contraction. IBM continues to differentiate itself from competitors as it leverages its differentiated hardware/software/services bundle into markets adjacent to their traditional enterprise core.

•
Mylan Labs, Inc. (MYL) - MYL engages in the development, manufacture, marketing, licensing, and distribution of generic and branded generic pharmaceuticals, specialty pharmaceuticals, and active pharmaceutical ingredients worldwide. We added MYL in order to benefit from the wave of generic drugs that will be entering the market as several blockbuster drugs come off patent.

•
Oracle Corp. (ORCL) - ORCL is an enterprise software company. Oracle‘s infrastructure software is in the sweetspot of a long term cycle that is being driven by rapid creation of data and continuously greater utilization of online and mobile applications. Companies are looking for near-realtime business intelligence software in order to gain insight into their operations, which is helping to sell more ORCL software licenses.

•
Symantec Corp. (SYMC) - SYMC provides security, storage and systems management solutions to help businesses and consumers secure and manage their information. SYMC’s near-term growth drivers include product strategies that wrap around secular trends like virtualization, cloud and mobile. Unfortunately, these emerging growth areas representing <10% of revenues today. However, we believe better product quality, improving sales productivity, and emerging product opportunities should drive EPS at a 9-11% pace.

•
Tractor Supply Co. (TSCO) - TSCO is a relatively smaller-cap rapidly-growing retailer of farm equipment and farm lifestyle products with over 1,000 stores in the U.S. With long-term potential to nearly double the current store base to 1,800 from the current 1,000, consistent store productivity improvements, a number of gross margin initiatives currently in place and SG&A leverage, we believe TSCO should continue to deliver strong earnings growth.

•	In appreciation for the strength of some higher beta names, we added a few higher beta, faster growing stocks like E. I. DuPont De Nemours & Co. and Eastman Chemical Co. to PVALX.

Sales:

•
Akamai Technologies, Inc. (AKAM) - We were patient with AKAM due to its strong fundamentals and growing market share. While the stock had been impacted by lower tier competitors gaining traction, AKAM remained the dominate player and a leader in the content delivery network space. However, we sold the bulk of our holdings in early November 2010 and our remaining shares in July 2011 after the company lowered forward guidance and we became concerned that the company was facing slower growth, lower margins and a higher tax rate.

•
Banks: We were initially bullish on banks due to the belief that the decline in defaults would lead to better loan growth. Further, we expected some of the reserves to be released, given the better credit trends. However, the asset growth didn’t materialize and new legislation began to drive margin compression. Overall, we lowered our Financials weighting due to concerns about banks’ normalized earnings.

o
Bank of America Corp (BAC). - In addition, nonexistent loan portfolio growth, BAC’s miscalculated purchase of Countrywide continued to weigh on BAC earnings as additional provision expenses were needed for mortgage reps/warranties claims. We purchased BAC believing that the company’s core, domestic focused, banking franchise was undervalued by the market and that the company would reap the benefits of a gradually improving economy. While we continue to see tremendous upside potential in BAC we did not see any meaningful catalyst to close the valuation gap. Therefore, we exited our position in BAC.

o
JPMorgan Chase & Co. (JPM) - We believed the decline in defaults would lead to better loan growth and that reserves would be released which would lead to better credit trends. But loan growth did not materialize and we saw no catalysts for growth on the horizon. As a result we sold JP Morgan Chase.

•
General Dynamic Corp. (GD) - We sold GD because we don’t believe it has a sufficient growth rate to keep up in bull markets and the down side protection was limited in an environment of declining defense spending.

•
Goldman Sachs Group, Inc. (GS) - We held GS because we expected their superior trading to cause them to have a good 2nd quarter. We eventually sold the stock as we saw limited upside in light of headline risk.

•
Medtronic Inc. (MDT) - Medtronic has a great stable of medical device products, but the pipeline didn’t offer much growth. When the pricing pressures led the CEO to focus on the company’s cost cutting programs, we lost confidence in the pipeline improving in the near future.

•
Employment related transactions: Automatic Data Processing, Inc. (ADP) provides business outsourcing solutions. Manpower, Inc. (MAN) provides employment services, globally. We sold both ADP and MAN amid concerns of prolonged high levels of unemployment.

The Profit Opportunity Fund (“PROFX”) Fund Performance:

During the fiscal period ending September 30, 2011, PROFX declined 22.20%, while the Russell 2000 Index, the Fund’s primary benchmark, declined by 16.81%. Most of the underperformance was due to large declines in some of our Health Care and Technology names, specifically: NuVasive Inc., OmniVision Technologies, Inc., and Atmel Corp. Our high beta names in Energy also detracted from performance. During the Fund’s fiscal period, the Fund maintained an average cash weighting of more than 10% over the period – which detracted 1.68% from our relative performance to the benchmark. PROFX’s higher than expected cash weighting was primarily due to the Fund’s slow growth in assets. The Industrials sector was the best performing sector due to gains in LoopNet, Inc. Commentary on notable gainers and losers is delineated below:

Gainers:

•
LoopNet, Inc. (LOOP) – LOOP was up 54.3% thereby adding 1.07% of relative performance. LOOP shares rocketed higher when it was announced that rival CoStar planned an $860 million acquisition of its adversary.

•
Comtech Telecommunications Corp. (CMTL) – CMTL was up almost 2% after reporting earnings well above Street expectations at the end of September – soundly outperforming the Information Technology sector which was down 18.6%. CMTL added 47bps of relative performance.

•
Chico’s FAS, Inc. (CHS) – CHS was up 4.5% compared to the 21.0% drop in the Consumer Discretionary benchmark. CHS helped add 44bps of relative performance. CHS has been gaining share and benefitting from competitors’ issues. Further, CHS did not transition well to fall lines last year and this year they had limited summer clearance which aids Q3 comparisons.

•
Raven Industries, Inc. (RAVN) – RAVN was down 0.16% compared to the 22.6% drop in the Industrials sector in the benchmark. RAVN added 49bps of relative performance. RAVN posted strong revenue and margins driven by strength in the Applied Technologies and Engineered Films segments. The company showed strong execution in these key businesses, which are realizing the benefits of new product development and capacity investments.

•
World Acceptance Corp. (WRLD) - WRLD was up 4.4% compared to the 15.3% drop in the Financial sector in the benchmark. Most of the external factors affecting WRLD’s business seem moderately favorable and we believe the company is well positioned to benefit from the continued push of low-balance consumer accounts out of traditional banks. On the regulatory front WRLD only operates in states with relatively stable installment loan regulations. Additionally, they have shown an improvement in net charge offs.

•
Take-Two Interactive Software, Inc. (TTWO) - TTWO was up 2.0% compared to the 18.6% drop in the Information Technology sector of the benchmark. TTWO has rallied in anticipation of the release of the Grand Theft Auto V video game since the last release pulled in more than $500 million in sales in the first week of its release to make it the highest selling video game at the time. TTWO added 47bps of relative performance.

Losers:

•
NuVasive Inc. (NUVA) – NUVA was down over 35.96% due to a decline in forward guidance as a result of the impact of a new convertible note placement and a jury awarding Medtronic $101 million in damages for NUVA’s patent infringements. Management of NUVA insists that they will not settle and we expect NUVA to appeal the jury decision which will prolong the final verdict for a year or two. We believe that the litigation issue will remain an overhang on the growth story and are reconsidering our position in the stock.  NUVA subtracted 64bps of relative performance.

•
Energy sector – Our Energy stocks subtracted 69bps of relative performance. Global contagion fears created havoc in commodities as oil traded down impacting service providers and production companies alike. Our holdings in high beta names Stone Energy Corp. (SGY) and Oil States International, Inc. (OIS) subtracted 38bps and 31bps, respectively.

•
Cal Dive International, Inc. (DVR) - DVR was down 42%. Our large position in the stock caused us to lose 55bps of relative performance. We believe 2011 is a transition year for DVR as it moves assets to International markets where contracting activity is stronger than the Gulf of Mexico. As a result, without a meaningful catalyst to drive the share prices higher and expectations for muted earnings improvement for the remainder of 2011, share price weakness continued.

•
OmniVision Technologies, Inc. (OVTI) – OVTI was a significant detractor from portfolio returns. The stock was down 52.35%, thereby subtracting 133bps of relative performance. OVTI was under constant pressure when a sell side firm published a note stating that OVTI may have missed a deadline to supply an iPhone component to Apple. If the rumor were to be true, OVTI could possibly lose market share to competitor Sony. In addition, OVTI issued forward guidance well below expectations which reflected increasing macro uncertainty, particularly within notebooks and tablets.

•
Atmel Corp. (ATML) – ATML was down almost 42%. The sizeable drop in the stock subtracted 59bps of relative performance. ATML initially sold off when competitor Microchip Technology negatively preannounced its earnings results due to an inventory correction related to customer order pull-ins in response to the Japan earthquake and broad-based weak demand across a number of key markets. We maintained our position in ATML believing that the company is immune to general weakness in demand trends as its products are more tied to the secular growth in smartphones and tablets. Emerging concerns that the tablet market has to work through an inventory overhang along with forecasted ASP reductions further dampened investor enthusiasm for the stock. While we believe the current market valuation of ATML overly discounts the company’s market leading position in the touch market, we are reevaluating our sizeable holding in ATML and are looking for catalysts that will allow for greater near-to-intermediate term share price appreciation.

•
WESCO International, Inc. (WCC) – Given the historically late cycle, end market exposure of WCC, the current valuation would appear pricey. We believe the stock sold off because shorter-term investors took profits. In our view this business cycle should be different because the recent downturn eliminated many of WCC’s competitors. The industrial distribution market that WCC competes in is highly fragmented with many small mom-and-pop distributors. The recent economic downturn forced a lot of these competitors out of business. Going forward we believe WCC still has significant opportunity to increase their market share and show impressive top line results.

•
Winnebago Industries, Inc. (WGO) – WGO was down nearly 28%. The large drop in the stock price caused the portfolio to lose 40bps of relative performance. WGO’s most recent quarterly results were disappointing given that the company’s recovery had been gradually picking up momentum.

•
G-III Apparel Group Ltd. (GIII) – GIII was down 36.4%. Our 2%+ weight in the stock caused GIII to subtract 37bps of relative performance from the portfolio. GIII reported lower than expected earnings due to a decline in gross margins. The decline in margins was due to higher discounting and markdown participation on seasonal items which were affected by the cold weather this past spring. We believe the drop in GIII stock represents an opportunity as the company has numerous catalysts to drive earnings power in the next two years including top line growth and margin accretion through the Wilsons and Calvin Klein businesses and expansion of the Andrew Marc brand.

PROFX Purchases and Sales:

Purchases:

•
Vera Bradley, Inc. (VRA) -VRA – engages in the design, production, marketing, and retail of functional accessories for women. Its products include a range of handbags, accessories, and travel and leisure items. We added VRA to our portfolio during the year as we believe the company has significant growth opportunities thanks to its strong brand with a loyal customer base, sizable retail expansion potential from the current 40 stores, and profitable business model.

•
True Religion Apparel Inc. (TRLG) – TRLG is a premium denim brand that sells through domestic high-end department stores, third-party boutiques and company-operated TRLG stores in the U.S. and abroad. We believe the significant long-term runway for growth both in the domestic retail business and in international markets is not reflected in the current valuation.

•
MEMC Electronic Materials, Inc. (WFR) - WFR engages in the development, manufacture, and sale of silicon wafers for the semiconductor industry worldwide. We believe the pullback in share price created a unique opportunity to buy one of the world’s premier solar energy companies.

•
Ceradyne, Inc. (CRDN) - CRDN engages in the development, manufacture, and marketing of technical ceramic products, ceramic powders, and components for defense, industrial, automotive/diesel, and commercial applications. CRDN grows earnings through their lightweight body armor business.

•
Janus Capital Group, Inc. (JNS) - JNS is the cheapest in the asset manager space but faced fundamental headwinds due to continuing fund underperformance and outflows. However, recent improved performance at subsidiary INTECH and the recent $1.3bn mandate should help lessen the outflows. The management appears enthusiastic about INTECH’s outlook, citing increased interest among clients, prospects and consultants.

Sales:

•
Jack In The Box, Inc. (JACK) - We exited our investment in JACK as we believe there is limited stock price upside from the current trading range given commodity headwinds, the chain’s high exposure to California and Texas, and significant earnings volatility related to refranchising.

•
Cal Dive International, Inc. (DVR) – DVR, a marine contracting company, provides manned diving, pipelay and pipe burial, platform installation, and platform salvage services to the offshore oil and natural gas industry. Valuation was cheap for this stock but the lack of any meaningful developments during the company’s peak operating season caused us to exit our position.

•
Meridian Bioscience, Inc. (VIVO) – VIVO, a life science company, engages in the development, manufacture, distribution, and sale of diagnostic test kits primarily for gastrointestinal, food borne, viral, respiratory, and parasitic infectious diseases. We purchased VIVO because we see a secular trend in the specific areas in which the Company’s diagnostic tests cater. We sold VIVO because we were concerned about the Company’s ability to convert customers to their new C. difficile product and we felt this was not reflected in the consensus estimates.

•
Briggs & Stratton Corp. (BGG) - BGG designs, manufactures, markets, and services air cooled gasoline engines for outdoor power equipment worldwide. BGG was added because we thought the Company was going to be successful in their vertical integration strategy.  However, BGG’s exposure to the housing industry caused us to exit our position.

•
Winnebago Industries, Inc. (WGO) – We exited the name due to our belief that sluggish trends in the industry would persist for some time given the macro environment, weak housing, and higher fuel prices.

Outlook:

We feel a recession in the U.S. is possible as GDP growth will be difficult without employment gains and with decreases in both private consumption and government spending. Just look at the statistics: first half 2011 GDP averaged less than 1%, unemployment is at 9.1%, and weekly jobless claims have a 4-week average of 417,000 implying continued softness in the jobs market. However, given the corporate cost cutting initiatives that have been implemented, if a recession does occur, the peak-to-trough drop in profits may not be as severe as the downturn in 2008.

We want to thank you for your investment and we look forward to serving you.

Eugene Profit
CEO
Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Funds website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

Comparison of the Change in Value of a $10,000 Investment in
The Profit Fund and the Standard & Poor’s 500 Index (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2011)
	1 Year	5 Years	10 Years
The Profit Fund	-3.77%	-0.39%	3.51%
Standard & Poor's 500 Index	1.14%	-1.18%	2.82%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE PROFIT OPPORTUNITY FUND

Comparison of the Change in Value of a $10,000 Investment in
The Profit Opportunity Fund and the Russell 2000 Index (Unaudited)

Total Return(a) (for the period ended September 30, 2011)
Since Inception(b)
The Profit Opportunity Fund	-22.20%
Russell 2000 Index	-16.81%

(a)	The total return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (December 20, 2010) through September 30, 2011.

THE PROFIT FUND

The Profit Fund vs S&P 500 Index
Sector Diversification
As of September 30, 2011
(Unaudited)

Top Ten Equity Holdings
September 30, 2011
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.8%
Exxon Mobil Corp.	4.0%
Microsoft Corp.	3.1%
United Technologies Corp.	2.8%
Coca-Cola Co. (The)	2.8%
Visa, Inc. - Class A	2.7%
American Express Co.	2.7%
EMC Corp.	2.7%
Intel Corp.	2.5%
McDonald's Corp.	2.3%

THE PROFIT OPPORTUNITY FUND

The Profit Opportunity Fund
Sector Diversification
As of September 30, 2011
(Unaudited)

Top Ten Equity Holdings
September 30, 2011
(Unaudited)

Security Description	% of Net Assets
BE Aerospace, Inc.	3.8%
LoopNet, Inc.	3.2%
Comtech Telecommunications Corp.	3.1%
World Acceptance Corp.	3.1%
Oil States International, Inc.	2.9%
Take-Two Interactive Software, Inc.	2.9%
Forward Air Corp.	2.9%
Toro Co. (The)	2.9%
Raven Industries, Inc.	2.8%
Maidenform Brands, Inc.	2.8%

THE PROFIT FUND SCHEDULE OF INVESTMENTS September 30, 2011

Shares	Common Stocks — 100.1%	Value
	Consumer Discretionary — 15.2%
	Hotels, Restaurants & Leisure — 4.0%
2,630	McDonald's Corp.	$230,967
3,300	Yum! Brands, Inc.	162,987
		393,954
	Internet & Catalog Retail — 0.8%
350	Amazon.com, Inc. (a)	75,681

	Media — 0.6%
2,087	Walt Disney Co. (The)	62,944

	Multiline Retail — 1.9%
3,870	Target Corp.	189,785

	Specialty Retail — 6.0%
6,490	Home Depot, Inc. (The)	213,326
9,340	Staples, Inc.	124,222
2,290	Tiffany & Co.	139,278
1,880	Tractor Supply Co.	117,594
		594,420
	Textiles, Apparel & Luxury Goods — 1.9%
2,170	NIKE, Inc. - Class B	185,557

	Consumer Staples — 8.7%
	Beverages — 4.7%
4,155	Coca-Cola Co. (The)	280,712
2,977	PepsiCo, Inc.	184,276
		464,988
	Food & Staples Retailing — 4.0%
2,210	Costco Wholesale Corp.	181,485
4,102	Wal-Mart Stores, Inc.	212,894
		394,379
	Energy — 9.4%
	Energy Equipment & Services — 0.8%
1,610	Oil States International, Inc. (a)	81,981

	Oil, Gas & Consumable Fuels — 8.6%
13,035	El Paso Corp.	227,852
5,460	Exxon Mobil Corp.	396,560
3,880	Marathon Oil Corp.	83,730
2,940	Marathon Petroleum Corp.	79,556
2,940	Plains Exploration & Production Co. (a)	66,767
		854,465
	Financials — 7.5%
	Capital Markets — 2.9%
2,009	Franklin Resources, Inc.	192,141
6,900	Morgan Stanley	93,150
		285,291

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 100.1% (Continued)	Value
	Financials — 7.5% (Continued)
	Consumer Finance — 2.7%
5,960	American Express Co.	$267,604

	Insurance — 1.9%
2,220	AFLAC, Inc.	77,589
1	Berkshire Hathaway, Inc. - Class A (a)	106,800
		184,389
	Health Care — 11.2%
	Biotechnology — 3.5%
2,169	Amgen, Inc.	119,187
1,953	Celgene Corp. (a)	120,930
2,734	Gilead Sciences, Inc. (a)	106,079
		346,196
	Health Care Equipment & Supplies — 1.6%
10,482	Hologic, Inc. (a)	159,431

	Health Care Providers & Services — 3.3%
5,810	Aetna, Inc.	211,194
3,240	Express Scripts, Inc. (a)	120,107
		331,301
	Pharmaceuticals — 2.8%
6,360	Mylan, Inc. (a)	108,120
9,340	Pfizer, Inc.	165,131
		273,251
	Industrials — 10.6%
	Aerospace & Defense — 3.9%
1,985	Rockwell Collins, Inc.	104,729
3,995	United Technologies Corp.	281,088
		385,817
	Air Freight & Logistics — 3.8%
2,250	FedEx Corp.	152,280
3,610	United Parcel Service, Inc. - Class B	227,972
		380,252
	Industrial Conglomerates — 1.0%
6,340	General Electric Co.	96,622

	Road & Rail — 1.9%
9,900	CSX Corp.	184,833

	Information Technology — 33.6%
	Communications Equipment — 3.8%
11,103	Cisco Systems, Inc.	171,985
4,162	QUALCOMM, Inc.	202,398
		374,383
	Computers & Peripherals — 9.0%
1,252	Apple, Inc. (a)	477,237
12,726	EMC Corp. (a)	267,119
5,730	Western Digital Corp. (a)	147,376
		891,732

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 100.1% (Continued)	Value
	Information Technology — 33.6% (Continued)
	Internet Software & Services — 3.7%
5,305	eBay, Inc. (a)	$156,444
400	Google, Inc. - Class A (a)	205,752
		362,196
	IT Services — 4.9%
1,240	International Business Machines Corp.	217,037
3,170	Visa, Inc. - Class A	271,732
		488,769
	Semiconductors & Semiconductor Equipment — 2.5%
11,845	Intel Corp.	252,654

	Software — 9.7%
7,862	Adobe Systems, Inc. (a)	190,025
2,715	Citrix Systems, Inc. (a)	148,049
12,260	Microsoft Corp.	305,151
5,750	Oracle Corp.	165,255
9,120	Symantec Corp. (a)	148,656
		957,136
	Materials — 2.5%
	Chemicals — 2.5%
2,220	E. I. du Pont de Nemours and Co.	88,733
2,310	Eastman Chemical Co.	158,304
		247,037
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
3,663	Verizon Communications, Inc.	134,798

	Total Common Stocks (Cost $9,198,890)	$9,901,846

Shares	Money Market Funds — 0.4%	Value
22,170	Fidelity Institutional Government Portfolio, 0.01% (b)	$22,170
22,169	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.04% (b)	22,169
	Total Money Market Funds (Cost $44,339)	$44,339

	Total Investment Securities at Value — 100.5% (Cost $9,243,229)	$9,946,185

	Liabilities in Excess of Other Assets — (0.5%)	(50,782)

	Net Assets — 100.0%	$9,895,403

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS September 30, 2011

Shares	Common Stocks — 94.4%	Value
	Consumer Discretionary — 15.7%
	Leisure Equipment & Products — 2.5%
1,013	Callaway Golf Co.	$5,237

	Specialty Retail — 4.5%
488	Chico's FAS, Inc.	5,578
105	Vitamin Shoppe, Inc. (a)	3,931
		9,509
	Textiles, Apparel & Luxury Goods — 8.7%
222	G-III Apparel Group Ltd. (a)	5,075
250	Maidenform Brands, Inc. (a)	5,853
100	True Religion Apparel, Inc. (a)	2,696
135	Vera Bradley, Inc. (a)	4,867
		18,491
	Consumer Staples — 2.6%
	Beverages — 2.6%
75	Boston Beer Co., Inc. (The) - Class A (a)	5,453

	Energy — 5.0%
	Energy Equipment & Services — 2.9%
122	Oil States International, Inc. (a)	6,212

	Oil, Gas & Consumable Fuels — 2.1%
268	Stone Energy Corp. (a)	4,344

	Financials — 10.4%
	Capital Markets — 5.4%
372	Calamos Asset Management, Inc. - Class A	3,724
82	GAMCO Investors, Inc. - Class A	3,230
765	Janus Capital Group, Inc.	4,590
		11,544
	Consumer Finance — 3.1%
116	World Acceptance Corp. (a)	6,490

	Insurance — 1.9%
567	Seabright Holdings, Inc.	4,082

	Health Care — 5.0%
	Health Care Equipment & Supplies — 4.5%
262	NuVasive, Inc. (a)	4,472
512	Syneron Medical Ltd. (a)	5,074
		9,546
	Health Care Providers & Services — 0.5%
100	Healthways, Inc. (a)	983

THE PROFIT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 94.4% (Continued)	Value
	Industrials — 25.8%
	Aerospace & Defense — 6.1%
244	BE Aerospace, Inc. (a)	$8,079
180	Ceradyne, Inc. (a)	4,840
		12,919
	Air Freight & Logistics — 2.9%
238	Forward Air Corp.	6,057

	Building Products — 1.9%
408	Insteel Industries, Inc.	4,109

	Commercial Services & Supplies — 2.5%
286	Rollins, Inc.	5,351

	Electrical Equipment — 2.1%
98	Regal-Beloit Corp.	4,447

	Industrial Conglomerates — 2.8%
122	Raven Industries, Inc.	5,880

	Machinery — 2.9%
122	Toro Co. (The)	6,011

	Professional Services — 2.7%
256	Insperity, Inc.	5,696

	Trading Companies & Distributors — 1.9%
122	WESCO International, Inc. (a)	4,093

	Information Technology — 25.8%
	Communications Equipment — 3.1%
233	Comtech Telecommunications Corp.	6,545

	Electronic Equipment, Instruments & Components — 4.3%
244	Plexus Corp. (a)	5,519
122	ScanSource, Inc. (a)	3,606
		9,125
	Internet Software & Services — 4.6%
396	LoopNet, Inc. (a)	6,784
358	RealNetworks, Inc. (a)	3,018
		9,802
	Semiconductors & Semiconductor Equipment — 8.1%
438	Atmel Corp. (a)	3,535
134	Cymer, Inc. (a)	4,982
620	MEMC Electronic Materials, Inc. (a)	3,249
373	OmniVision Technologies, Inc. (a)	5,237
		17,003

THE PROFIT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 94.4% (Continued)	Value
	Information Technology — 25.8% (Continued)
	Software — 5.7%
268	Fair Isaac Corp.	$5,851
488	Take-Two Interactive Software, Inc. (a)	6,207
		12,058
	Materials — 4.1%
	Metals & Mining — 4.1%
116	Reliance Steel & Aluminum Co.	3,945
213	Seabridge Gold, Inc. (a)	4,788
		8,733

	Total Common Stocks (Cost $252,612)	$199,720

Shares	Money Market Funds — 1.4%	Value
1,531	Fidelity Institutional Government Portfolio, 0.01% (b)	$1,531
1,532	Fidelity Institutional Money Market Portfolio, 0.12% (b)	1,532
	Total Money Market Funds (Cost $3,063)	$3,063

	Total Investment Securities at Value — 95.8% (Cost $255,675)	$202,783

	Other Assets in Excess of Liabilities — 4.2%	8,781

	Net Assets — 100.0%	$211,564

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST STATEMENTS OF ASSETS AND LIABILITIES September 30, 2011

	The Profit Fund	The Profit Opportunity Fund
ASSETS
Investments in securities:
At acquisition cost	$9,243,229	$255,675
At value (Note 2)	$9,946,185	$202,783
Receivable for capital shares sold	5,734	1,100
Receivable from Adviser (Note 4)	—	13,228
Dividends receivable	7,302	93
Other assets	7,133	2,332
TOTAL ASSETS	9,966,354	219,536

LIABILITIES
Payable for capital shares redeemed	58,987	—
Payable to Adviser (Note 4)	1,170	—
Payable to administrator (Note 4)	6,000	6,000
Accrued distribution fees (Note 4)	2,756	253
Other accrued expenses	2,038	1,719
TOTAL LIABILITIES	70,951	7,972

NET ASSETS	$9,895,403	$211,564

Net assets consist of:
Paid-in capital	$9,411,388	$272,262
Undistributed net investment income	1,420	—
Accumulated net realized losses from security transactions	(220,361)	(7,806)
Net unrealized appreciation (depreciation) on investments	702,956	(52,892)
Net assets	$9,895,403	$211,564

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	606,343	27,189

Net asset value, offering price, and redemption price per share	$16.32	$7.78

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST STATEMENTS OF OPERATIONS For the Year Ended September 30, 2011(a)

	The Profit Fund	The Profit Opportunity Fund
INVESTMENT INCOME
Dividends	$165,027	$2,486

EXPENSES
Investment advisory fees (Note 4)	85,890	1,866
Accounting services fees (Note 4)	30,000	23,387
Administration fees (Note 4)	24,000	18,710
Transfer agent fees (Note 4)	18,000	14,032
Professional fees	12,201	7,051
Distribution expense (Note 4)	18,026	491
Registration fees	13,607	1,745
Insurance expense	13,403	157
Trustees’ fees	6,250	3,750
Postage and supplies	7,261	2,380
Custodian and bank service fees	5,503	1,257
Reports to shareholders	3,948	1,127
Other expenses	13,081	6,137
TOTAL EXPENSES	251,170	82,090
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(87,563)	(78,948)
NET EXPENSES	163,607	3,142

NET INVESTMENT INCOME (LOSS)	1,420	(656)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	218,020	(7,806)
Net change in unrealized appreciation (depreciation) on investments	(597,196)	(52,892)
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(379,176)	(60,698)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(377,756)	$(61,354)

(a)	Except for The Profit Opportunity Fund, which represents the period from the commencement of operations (December 20, 2010) through September 30, 2011.

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS
Net investment income (loss)	$1,420	$(39,161)
Net realized gains from security transactions	218,020	161,384
Net change in unrealized appreciation (depreciation) on investments	(597,196)	694,871
Net increase (decrease) in net assets from operations	(377,756)	817,094

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,162,578	2,094,104
Payments for shares redeemed	(1,515,587)	(1,166,815)
Net increase (decrease) in net assets from capital share transactions	(353,009)	927,289

TOTAL INCREASE (DECREASE) IN NET ASSETS	(730,765)	1,744,383

NET ASSETS
Beginning of year	10,626,168	8,881,785
End of year	$9,895,403	$10,626,168

UNDISTRIBUTED NET INVESTMENT INCOME	$1,420	$—

CAPITAL SHARE ACTIVITY
Shares sold	62,846	124,562
Shares redeemed	(83,146)	(71,041)
Net increase (decrease) in shares outstanding	(20,300)	53,521
Shares outstanding, beginning of year	626,643	573,122
Shares outstanding, end of year	606,343	626,643

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2011(a)
FROM OPERATIONS
Net investment loss	$(656)
Net realized losses from security transactions	(7,806)
Net change in unrealized appreciation (depreciation) on investments	(52,892)
Net decrease in net assets from operations	(61,354)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	274,417
Payments for shares redeemed	(1,499)
Net increase in net assets from capital share transactions	272,918

TOTAL INCREASE IN NET ASSETS	211,564

NET ASSETS
Beginning of period	—
End of period	$211,564

ACCUMULATED NET INVESTMENT INCOME	$—

CAPITAL SHARE ACTIVITY
Shares sold	27,362
Shares redeemed	(173)
Net increase in shares outstanding	27,189
Shares outstanding, beginning of period	—
Shares outstanding, end of period	27,189

(a)	Represents the period from the commencement of operations (December 20, 2010) through September 30, 2011.

See accompanying notes to financial statements.

THE PROFIT FUND FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each year:

	Year Ended Sept. 30, 2011		Year Ended Sept. 30, 2010		Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008	Year Ended Sept. 30, 2007
Net asset value at beginning of year	$16.96		$15.50		$16.18	$22.86	$20.19

Income (loss) from investment operations:
Net investment income (loss)	0.00	(a)	(0.06)		(0.02)	(0.09)	(0.17)
Net realized and unrealized gains (losses) on investments	(0.64)		1.52		(0.15)	(4.04)	3.51
Total from investment operations	(0.64)		1.46		(0.17)	(4.13)	3.34

Less distributions:
From net realized gains from security transactions	—		—		(0.51)	(2.55)	(0.67)

Net asset value at end of year	$16.32		$16.96		$15.50	$16.18	$22.86

Total return (b)	(3.77%	)	9.42%		(0.29% )	(20.12% )	16.92%

Net assets at end of year (000’s)	$9,895		$10,626		$8,882	$8,441	$11,514

Ratio of total expenses to average net assets	2.19%		2.76%		3.53%	3.34%	3.18%

Ratio of net expenses to average net assets (c)	1.43%		1.75%		1.75%	1.75%	1.85%

Ratio of net investment income (loss) to average net assets (c)	0.01%		(0.41%	)	(0.14% )	(0.48% )	(0.77% )

Portfolio turnover rate	37%		29%		31%	40%	39%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout the period:

	Period Ended September 30, 2011(a)
Net asset value at beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.02)
Net realized and unrealized losses on investments	(2.20)
Total from investment operations	(2.22)

Net asset value at end of period	$7.78

Total return (b)	(22.20%	)(c)

Net assets at end of period (000’s)	$212

Ratio of total expenses to average net assets	41.80%	(e)

Ratio of net expenses to average net assets (d)	1.60%	(e)

Ratio of net investment loss to average net assets (d)	(0.33%	)(e)

Portfolio turnover rate	10%	(c)

(a)	Represents the period from the commencement of operations (December 20, 2010) through September 30, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS September 30, 2011

1. Organization

The Profit Fund and The Profit Opportunity Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Profit Fund commenced the public offering of its shares on November 15, 1996. The Profit Opportunity Fund commenced the public offering of its shares on December 20, 2010.

The Profit Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

The Profit Opportunity Fund seeks to provide investors with long-term capital appreciation. In addition, it seeks to outperform the Russell 2000 Index.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•    Level 1 – quoted prices in active markets for identical securities

•    Level 2 – other significant observable inputs

•    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments by security type as of September 30, 2011:

The Profit Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$9,901,846	$—	$—	$9,901,846
Money Market Funds	44,339	—	—	44,339
Total	$9,946,185	$—	$—	$9,946,185

The Profit Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$199,720	$—	$—	$199,720
Money Market Funds	3,063	—	—	3,063
Total	$202,783	$—	$—	$202,783

Refer to each Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the period ended September 30, 2011, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of or during the period ended September 30, 2011. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. There were no distributions paid to shareholders of The Profit Fund or The Profit Opportunity Fund during the period ended September 30, 2011. There were no distributions paid to shareholders of The Profit Fund during the year ended September 30, 2010.

Contingencies and commitments — The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis as of September 30, 2011:

	The Profit Fund	The Profit Opportunity Fund
Cost of portfolio investments	$9,243,229	$255,675
Gross unrealized appreciation	$1,442,149	$2,900
Gross unrealized depreciation	(739,193)	(55,792)
Net unrealized appreciation (depreciation)	702,956	(52,892)
Undistributed ordinary income	1,420	—
Capital loss carryforwards	(220,361)	—
Post-October losses	—	(7,806)
Accumulated earnings (deficit)	$484,015	$(60,698)

As of September 30, 2011, The Profit Fund had capital loss carryforwards for federal income tax purposes of $220,361, of which $48,585 expires on September 30, 2017 and $171,776 expires on September 30, 2018. As of September 30, 2011, The Profit Opportunity Fund had net realized capital losses of $7,806 during the period December 20, 2010 through September 30, 2011 (“post-October losses”), which are treated for federal income tax purposes as arising during the Fund’s tax year ending September 30, 2012. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended September 30, 2011, The Profit Fund utilized capital loss carryforwards to offset current year realized gains in the amount of $218,020.

For the period ended September 30, 2011, The Profit Opportunity Fund reclassified accumulated net investment loss of $656 against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and the income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2008 through September 30, 2011) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the period ended September 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, were as follows:

	The Profit Fund	The Profit Opportunity Fund
Purchases of investment securities	$4,290,690	$283,413
Proceeds from sales of investment securities	$4,154,912	$22,995

4. Transactions with Affiliates

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

The Funds pay each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation.

MANAGEMENT AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, The Profit Fund and The Profit Opportunity Fund pay the Adviser an investment advisory fee at an annual rate of 0.75% and 0.95%, respectively, of their average daily net assets.

As of December 14, 2010, the Adviser has contractually agreed until at least February 1, 2012 to waive its advisory fees and, if necessary, reimburse a portion of The Profit Fund’s operating expenses to limit the total ordinary operating expenses to 1.35% per annum of the average daily net assets. Prior to December 14, 2010, the Adviser contractually agreed to waive its advisory fees and, if necessary, reimburse a portion of The Profit Fund’s operating expenses to limit the total ordinary operating expenses to 1.75% per annum of the average daily net assets. As a result of these agreements, during the year ended September 30, 2011, the Adviser waived all of its investment advisory fees in the amount of $85,890 and reimbursed other operating expenses totaling $1,673.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

With respect to The Profit Opportunity Fund, the Adviser has contractually agreed, until at least February 1, 2014, to reduce advisory fees and/or reimburse other operating expenses so that the Fund’s annual ordinary operating expenses do not exceed 1.60% of the Fund’s average daily net assets. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by The Profit Opportunity Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment does not cause the Fund’s aggregate ordinary operating expenses to exceed the expense limitation. The Adviser waived all of its investment advisory fees in the amount of $1,866 and reimbursed other operating expenses totaling $77,082 during the period ended September 30, 2011.

As of September 30, 2011, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of The Profit Opportunity Fund is $78,948. The Adviser may recapture a portion of such amount no later than the date as stated below:

September 30, 2014
The Profit Opportunity Fund	$78,948

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records for the Funds. For these services, Ultimus receives a fee from each Fund, based on current asset levels, of $2,500 per month. In addition, each Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, each Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION
Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which a Fund may reimburse expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of each Fund’s average daily net assets. The Profit Fund and The Profit Opportunity Fund paid distribution related expenses of $18,026 and $491, respectively, under the Plan during the period ended September 30, 2011.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for each Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually from the Trust for such services.

5. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6. New Legislation and Accounting Pronouncements

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ next fiscal year ending September 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be included in the Annual Report for the year ended September 30, 2012.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management has determined that ASU No. 2010-06 has no monetary impact on these financial statements but will continue to evaluate the impact of those portions that are effective next fiscal year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

PROFIT FUNDS INVESTMENT TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Profit Funds Investment Trust
and the Shareholders of The Profit Fund
and The Profit Opportunity Fund

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of shares of beneficial interest of Profit Funds Investment Trust, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of The Profit Opportunity Fund, a series of shares of beneficial interest of Profit Funds Investment Trust, including the schedule of investments, as of September 30, 2011, and the related statements of operations and changes in net assets and the financial highlights for the period December 20, 2010 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund and The Profit Opportunity Fund as of September 30, 2011, the results of their operations for the year or period then ended, and the changes in their net assets and financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 21, 2011

PROFIT FUNDS INVESTMENT TRUST ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2011) and held until the end of the period (September 30, 2011).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

PROFIT FUNDS INVESTMENT TRUST ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

The Profit Fund

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$856.70	$6.28
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.30	$6.83

*
Expenses are equal to The Profit Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Profit Opportunity Fund

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$716.40	$ 6.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.05	$ 8.09

*
Expenses are equal to The Profit Opportunity Fund’s annualized expense ratio of 1.60% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PROFIT FUNDS INVESTMENT TRUST
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Trust files its complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUNDS INVESTMENT TRUST BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*Eugene A. Profit	8401 Colesville Road, Suite 320 Silver Spring, MD 20910	1964	President and Trustee	Since June 1996
Kim M. Keenan	1015 33rd Street, NW Washington, D.C. 20007	1962	Trustee	Since March 2009
Robert M. Milanicz	750 First Street, NE Washington, D.C. 20002	1948	Trustee	Since October 1996
**Michelle Q. Profit	8401 Colesville Road, Suite 320 Silver Spring, MD 20910	1965	Chief Compliance Officer	Since October 2004
Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1957	Vice President	Since October 2001
Frank L. Newbauer	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1954	Secretary	Since May 2011
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1962	Treasurer	Since October 2001

*
Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the two portfolios of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the Investment Company Act of 1940, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or (3) any company subject to the requirements of Section 15 (d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Kim M. Keenan is Principal and founder of The Keenan Firm, PLLC (a law firm). From July 1991 to January 2008, she was a Senior Trial Attorney with Jack H. Olender & Associates, P.C. (a law firm).

THE PROFIT FUNDS INVESTMENT TRUST BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Robert M. Milanicz is Director, Accounting Operations of the American Psychological Association. From October 2000 to June 2010, he was Assistant Controller of the American Psychological Association.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Frank L. Newbauer is an Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Trustees and executive officers may be found in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-744-2337.

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PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund and The Profit Opportunity Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Robert M. Milanicz.  Mr. Milanicz is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $14,500 with respect to the registrant’s fiscal years ended September 30, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	November 28, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	November 28, 2011

* Print the name and title of each signing officer under his or her signature.